UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009 (February 24, 2009)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 24, 2009, the Board of Directors (the “Board”) of Alexza Pharmaceuticals, Inc. (the “Company”) granted restricted stock units and stock option awards to all of its employees, including its executive officers, pursuant to the Company’s 2009-2010 Performance Based Incentive Program (the “Performance Program”), the terms of which were described in the Form 8-K filed by the Company on February 24, 2009. The following chart sets forth the restricted stock unit and stock option award issuances made to the Company’s executive officers under the Performance Program:

	Restricted Stock
Executive Officer	Units	Stock Option Awards
Thomas B. King President and Chief Executive Officer	48,822	54,535

James V. Cassella, Ph.D. Senior Vice President, Research and Development	24,419	27,277

August J. Moretti Senior Vice President, Chief Financial Officer and Secretary	24,419	27,277

Michael J. Simms Senior Vice President, Operations & Manufacturing	24,419	27,277
Under the terms of the Performance Program, the restricted stock units will vest upon the submission of a New Drug Application for the Company’s AZ-004 (Staccato loxapine) product candidate (the “First Milestone”) and the stock option awards will vest 50% upon the achievement of the First Milestone and 50% on the first annual anniversary of the achievement of the First Milestone.
The restricted stock units and stock option awards were granted under and in accordance with the terms and conditions of the Company’s 2005 Equity Incentive Plan (which was filed as Exhibit 10.4 to our Registration Statement on Form S-1 (No. 333-130644), the “2005 Equity Incentive Plan”). All of the stock option awards are (10) year options to purchase shares of the Company’s Common Stock, have an exercise price of $2.10 per share (the closing price of our Common Stock on the date of grant) and are intended to be incentive stock options for tax purposes. The number of restricted stock units and stock option awards granted to the Company’s employees, including its executive officers, was calculated in accordance with a formula outlined in the Performance Program. With the exception of the vesting terms, which are set forth above, the form option grant notice relating to the stock option awards conforms to the standard form of option grant notice filed as Exhibit 10.5 to our Registration Statement on Form S-1 (No. 333-130644). The Company plans to file the form of notice of grant award and the form of stock unit award agreement relating to the restricted stock units as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

     SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: February 26, 2009
	By:	/s/ Thomas B. King Thomas B. King,
President and Chief Executive Officer